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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 18, 2003 relating to the financial statements of Abercrombie & Fitch Co. (the "Company"), which appears in the Company's Annual Report on Form 10-K for the fiscal year ended February 1, 2003.


/s/ PricewaterhouseCoopers LLP

August 4, 2003